EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT

JURISDICTION
OF
INCORPORATION
SUBSIDIARY	OR FORMATION

Abingdon Place of Gastonia LP	NC
Abingdon Place of Greensboro LP	NC
Abingdon Place of Lenoir LP	NC
AH Battery Park Member LLC	OH
AH Battery Park Owner LLC	OH
AH Illinois Huntley Member LLC	OH
AH Illinois Huntley Owner LLC	OH
AH Illinois Owner LLC	DE
AH North Carolina Owner LLC	DE
AH Ohio Columbus Owner LLC	DE
AH Texas CGP Inc	OH
AH Texas Owner Limited Partnership	OH
AH Texas Subordinated LLC	OH
AHC Bayside Inc	DE
AHC Clare Bridge of Gainesville LLC	DE
AHC Exchange Corporation	DE
AHC Florham Park LLC	DE
AHC Monroe Township LLC	DE
AHC Niagara LLC	NY
AHC PHN I Inc	DE
AHC Properties Inc	DE
AHC Purchaser Inc	DE
AHC Purchaser Parent LLC	DE
AHC Richland Hills LLC	DE
AHC Shoreline Inc	DE
AHC Southland Lakeland LLC	DE
AHC Southland Longwood LLC	DE
AHC Southland Melbourne LLC	DE
AHC Southland Ormond Beach LLC	DE
AHC Sterling House of Brighton LLC	DE
AHC Sterling House of Corsicana LLC	DE
AHC Sterling House of Fairfield LLC	DE
AHC Sterling House of Gainesville LLC	DE
AHC Sterling House of Greenville LLC	DE
AHC Sterling House of Harbison LLC	DE
AHC Sterling House of Jacksonville LLC	DE
AHC Sterling House of Lehigh Acres LLC	DE

AHC Sterling House of Lewisville LLC	DE
AHC Sterling House of Mansfield LLC	DE
AHC Sterling House of Newark LLC	DE
AHC Sterling House of Oklahoma City West LLC	DE
AHC Sterling House of Panama City LLC	DE
AHC Sterling House of Port Charlotte LLC	DE
AHC Sterling House of Punta Gorda LLC	DE
AHC Sterling House of Urbana LLC	DE
AHC Sterling House of Venice LLC	DE
AHC Sterling House of Washington Township LLC	DE
AHC Sterling House of Weatherford LLC	DE
AHC Sterling House of Youngstown LLC	DE
AHC Trailside LLC	DE
AHC Villas of Albany Residential LLC	DE
AHC Villas of the Atrium LLC	DE
AHC Villas Wynwood of Courtyard Albany LLC	DE
AHC Villas Wynwood of River Place LLC	DE
AHC Wynwood of Rogue Valley LLC	DE
Alabama Somerby LLC	DE
ALS Clare Bridge Inc	DE
ALS Holdings Inc	DE
ALS Kansas Inc	DE
ALS Leasing Inc	DE
ALS National Inc	DE
ALS National SPE I Inc	DE
ALS North America Inc	DE
ALS Olathe I Inc	DE
ALS Properties Holding Company LLC	DE
ALS Properties Tenant I LLC	DE
ALS Properties Tenant II LLC	DE
ALS Stonefield Inc	DE
ALS Venture II Inc	DE
ALS Wisconsin Holdings Inc	DE
ALS Wovenhearts Inc	DE
Alternative Living Services Home Care Inc	NY
Alternative Living Services New York Inc	DE
American Retirement Corporation	TN
Arbors of Santa Rosa LLC	DE
Arbors of South Hills LLC	DE
ARC Air Force Village LP	TN
ARC Aurora LLC	TN
ARC Bahia Oaks Inc	TN
ARC Bay Pines Inc	TN
ARC Belmont LLC	TN
ARC Boca Raton Inc	TN
ARC Boynton Beach LLC	TN
ARC Bradenton HC Inc	TN
ARC Bradenton Management Inc	TN

ARC Bradenton RC Inc	TN
ARC Brandywine GP LLC	TN
ARC Brandywine LP	DE
ARC Brookmont Terrace Inc	TN
ARC Carriage Club of Jacksonville Inc	TN
ARC Castle Hills LP	TN
ARC Charlotte Inc	TN
ARC Cleveland Heights LLC	TN
ARC Cleveland Park LLC	TN
ARC Coconut Creek LLC	TN
ARC Coconut Creek Management Inc	TN
ARC Corpus Christi LLC	TN
ARC Countryside LLC	TN
ARC Creative Marketing LLC	TN
ARC Cypress LLC	TN
ARC Cypress Station LP	TN
ARC Deane Hill LLC	TN
ARC Delray Beach LLC	TN
ARC Denver Monaco LLC	DE
ARC Epic Holding Company Inc	TN
ARC Flint Inc	TN
ARC FM GP Holding Inc	DE
ARC FM Holding Company LLC	DE
ARC FM Limited LLC	DE
ARC Fort Austin Properties LLC	TN
ARC Freedom LLC	TN
ARC Freedom Square LLC	DE
ARC Freedom Square Management Inc	TN
ARC Galleria Woods Inc	TN
ARC Greenwood Village Inc	TN
ARC Hampton Post Oak Inc	TN
ARC HDV LLC	TN
ARC Heritage Club Inc	TN
ARC Holland Inc	TN
ARC Holley Court LLC	TN
ARC Holley Court Management Inc	TN
ARC Homewood Corpus Christi LP	TN
ARC Homewood Victoria Inc	TN
ARC Imperial Plaza Inc	TN
ARC Imperial Services Inc	TN
ARC Lady Lake Inc	TN
ARC Lakeway ALF Holding Company LLC	DE
ARC Lakeway II LP	TN
ARC Lakeway LP	TN
ARC Lakeway SNF LLC	TN
ARC Lakewood LLC	TN
ARC Lowry LLC	TN
ARCLP Holdings LLC	TN

ARC Management Corporation	TN
ARC Management LLC	TN
ARC Minnetonka LLC	DE
ARC Naples LLC	TN
ARC Northwest Hills Limited Partnership	TN
ARC Oakhurst Inc	TN
ARC Overland Park LLC	DE
ARC Park Regency Inc	TN
ARC Parklane Inc	TN
ARC Partners II Inc	TN
ARC Pearland LP	TN
ARC Pecan Park LP	TN
ARC Pecan Park Padgett Inc	TN
ARC Peoria II Inc	TN
ARC Peoria LLC	TN
ARC Pharmacy Services LLC	TN
ARC Pinegate LP	TN
ARC Post Oak LP	TN
ARC Richmond Heights LLC	TN
ARC Richmond Heights SNF LLC	TN
ARC Richmond Place Inc	DE
ARC Rossmoor Inc	TN
ARC Roswell LLC	DE
ARC Santa Catalina Inc	TN
ARC SCC Inc	TN
ARC Scottsdale LLC	TN
ARC Shadowlake LP	TN
ARC Shavano LP	TN
ARC Shavano Park Inc	TN
ARC Somerby Holdings Inc	TN
ARC Spring Shadow LP	TN
ARC Sun City Center Inc	TN
ARC Sun City Golf Course Inc	TN
ARC Sun City West LLC	DE
ARC Sweet Life Rosehill LLC	TN
ARC Sweet Life Shawnee LLC	TN
ARC Tanglewood GP LLC	DE
ARC Tanglewood LP	DE
ARC Tarpon Springs Inc	TN
ARC Tennessee GP Inc	TN
ARC Therapy Services LLC	TN
ARC Tucson LLC	DE
ARC Vegas LLC	DE
ARC Victoria LP	TN
ARC Villages IL LLC	DE
ARC Westlake Village Inc	TN
ARC Westlake Village SNF LLC	DE
ARC Westover Hills LP	TN

ARC Willowbrook LP	TN
ARC Willowbrook ME LLC	TN
ARC Wilora Assisted Living LLC	TN
ARC Wilora Lake Inc	TN
ARCLP Charlotte LLC	TN
ARCPI Holdings Inc	DE
Asheville Manor LP	NC
Assisted Living Properties Inc	KS
BKD Arbors of Santa Rosa LLC	DE
BKD Clare Bridge of Oklahoma City SW LLC	DE
BKD Clare Bridge of Olympia LLC	DE
BKD Clare Bridge of Spokane LLC	DE
BKD Clare Bridge of Wichita LLC	DE
BKD Cortona Park LLC	DE
BKD Freedom Plaza Arizona - Peoria LLC	DE
BKD Gaines Ranch LLC	DE
BKD HCR Master Lease 3 Tenant LLC	DE
BKD Kansas Properties LLC	DE
BKD Lebanon/Southfield LLC	DE
BKD Personal Assistance Services LLC	DE
BKD Robin Run Real Estate Inc	DE
BKD Sterling House of Bloomington LLC	DE
BKD Sterling House of Colorado Springs Briargate LLC	DE
BKD Sterling House of Deland LLC	DE
BKD Sterling House of Denton Parkway LLC	DE
BKD Sterling House of Junction City LLC	DE
BKD Sterling House of Kokomo LLC	DE
BKD Sterling House of Lawton LLC	DE
BKD Sterling House of Loveland Orchards LLC	DE
BKD Sterling House of Wichita Tallgrass LLC	DE
BKD Wynwood of Richboro Northampton LLC	DE
BLC Acquisitions Inc	DE
BLC Adrian GC LLC	DE
BLC AH Investor Acquisition LLC	DE
BLC Albuquerque GC LLC	DE
BLC Atrium at San Jose LLC	DE
BLC Atrium at San Jose LP	DE
BLC Atrium Jacksonville LLC	DE
BLC Atrium Jacksonville SNF LLC	DE
BLC Belleville GC LLC	DE
BLC Brendenwood LLC	DE
BLC Bristol GC LLC	DE
BLC Brookdale Place of San Marcos LLC	DE
BLC Brookdale Place of San Marcos LP	DE
BLC Cedar Springs LLC	DE
BLC Chancellor Lodi Inc	DE
BLC Chancellor Lodi LH LLC	DE
BLC Chancellor Lodi LP	DE

BLC Chancellor Murrieta Inc	DE
BLC Chancellor Murrieta LH LLC	DE
BLC Chancellor Murrieta LP	DE
BLC Chancellor Windsor Inc	DE
BLC Chancellor Windsor LP	DE
BLC Chatfield LLC	DE
BLC Club Hill LP	DE
BLC Crystal Bay LLC	DE
BLC Cypress Village LLC	DE
BLC Dayton GC LLC	DE
BLC Devonshire of Hoffman Estates LLC	DE
BLC Devonshire of Lisle LLC	DE
BLC Edina Park Plaza LLC	DE
BLC Emerald Crossings LLC	DE
BLC Farmington Hills GC LLC	DE
BLC Federal Way LH LLC	DE
BLC Federal Way LLC	DE
BLC Finance I LLC	DE
BLC Findlay GC LLC	DE
BLC Fort Myers GC LLC	DE
BLC Foxwood Springs LLC	DE
BLC Gables at Farmington LLC	DE
BLC Gables Monrovia Inc	DE
BLC Gables Monrovia LP	DE
BLC Gardens Chino Inc	DE
BLC Gardens Chino LH LLC	DE
BLC Gardens Chino LP	DE
BLC Gardens Santa Monica Inc	DE
BLC Gardens Santa Monica LH LLC	DE
BLC Gardens Santa Monica LP	DE
BLC Gardens Tarzana Holding LLC	DE
BLC Gardens Tarzana Inc	DE
BLC Gardens Tarzana LLC	DE
BLC Gardens Tarzana LP	DE
BLC GC Member LLC	DE
BLC GC Texas LP	DE
BLC GFB Member LLC	DE
BLC Glenwood Gardens AL LH LLC	DE
BLC Glenwood Gardens AL LP	DE
BLC Glenwood Gardens Inc	DE
BLC Glenwood Gardens SNF Inc	DE
BLC Glenwood Gardens SNF LH LLC	DE
BLC Glenwood Gardens SNF LP	DE
BLC Hawthorne Lakes LLC	DE
BLC Inn at the Park Inc	DE
BLC Inn at the Park LP	DE
BLC Island Lake LLC	DE
BLC Jackson Oaks LLC	DE

BLC Kansas City GC LLC	DE
BLC Kenwood of Lake View LLC	DE
BLC Las Vegas GC LLC	DE
BLC Lexington Inc	DE
BLC Lexington LP	DE
BLC Lexington SNF LLC	DE
BLC Lodge at Paulin Inc	DE
BLC Lodge at Paulin LP	DE
BLC Lubbock GC LLC	DE
BLC Lubbock GC LP	DE
BLC Management 3 LLC	DE
BLC Management of Texas LLC	DE
BLC Mirage Inn Inc	DE
BLC Mirage Inn LP	DE
BLC Montrose LLC	DE
BLC New York Holdings Inc	DE
BLC Nohl Ranch Inc	DE
BLC Nohl Ranch LP	DE
BLC Novi GC LLC	DE
BLC Oak Tree Villa Inc	DE
BLC Oak Tree Villa LP	DE
BLC Ocean House Inc	DE
BLC Ocean House LP	DE
BLC Overland Park GC LLC	DE
BLC Pacific Inn Inc	DE
BLC Pacific Inn LP	DE
BLC Park Place LLC	DE
BLC Patriot Heights LLC	DE
BLC Patriot Heights LP	DE
BLC Pennington Place LLC	DE
BLC Phoenix GC LLC	DE
BLC Pinecastle LLC	DE
BLC Ponce de Leon LLC	DE
BLC Properties I LLC	DE
BLC Ramsey LLC	DE
BLC Regency San Jose Inc	DE
BLC Regency San Jose LP	DE
BLC River Bay Club LLC	DE
BLC Robin Run LLC	DE
BLC Robin Run LP	DE
BLC Robinswood Pointe LLC	DE
BLC Roman Court LLC	DE
BLC Roswell LLC	DE
BLC Sand Point LLC	DE
BLC Sheridan LLC	DE
BLC Southerland Place Germantown LLC	DE
BLC Southerland Place Mandeville LLC	DE
BLC Southerland Place Midlothian LLC	DE

BLC Springfield GC LLC	DE
BLC Springs at East Mesa LLC	DE
BLC Tampa GC LLC	DE
BLC Tavares GC LLC	DE
BLC The Berkshire of Castleton LLC	DE
BLC The Berkshire of Castleton LP	DE
BLC The Fairways LH LLC	DE
BLC The Fairways LLC	DE
BLC The Gables at Brighton LLC	DE
BLC The Hallmark LLC	DE
BLC The Heritage of Des Plaines LLC	DE
BLC The Willows LLC	DE
BLC Victorian Manor LLC	DE
BLC Village at Skyline LLC	DE
BLC Wellington Athens LLC	DE
BLC Wellington Cleveland LLC	DE
BLC Wellington Colonial Heights LLC	DE
BLC Wellington Fort Walton Beach LLC	DE
BLC Wellington Gardens LLC	DE
BLC Wellington Greeneville TN LLC	DE
BLC Wellington Greenville MS LLC	DE
BLC Wellington Hampton Cove LLC	DE
BLC Wellington Hixson LLC	DE
BLC Wellington Johnson City LLC	DE
BLC Wellington Kennesaw LLC	DE
BLC Wellington Kingston LLC	DE
BLC Wellington Maryville LLC	DE
BLC Wellington Newport LLC	DE
BLC Wellington Sea LLC	DE
BLC Wellington Sevierville LLC	DE
BLC Wellington Shoals LLC	DE
BLC Westwood LLC	DE
BLC Williamsburg LLC	DE
BLC Windsor Place LLC	DE
BLC Woodside Terrace LLC	DE
BLC Woodside Terrace LP	DE
Brookdale Chancellor Inc	DE
Brookdale Corporate LLC	DE
Brookdale Development LLC	DE
Brookdale F&B LLC	DE
Brookdale Gardens Holding I LLC	DE
Brookdale Gardens Holding II LLC	DE
Brookdale Gardens Holding III LLC	DE
Brookdale Gardens Inc	DE
Brookdale Liberty Inc	DE
Brookdale Living Communities GC LLC	DE
Brookdale Living Communities GC Texas Inc	DE
Brookdale Living Communities Inc	DE

Brookdale Living Communities of Florida Inc	DE
Brookdale Living Communities of Florida PB LLC	DE
Brookdale Living Communities of Florida PO LLC	DE
Brookdale Living Communities of Illinois DNC LLC	DE
Brookdale Living Communities of Illinois GE Inc	DE
Brookdale Living Communities of Illinois GV LLC	DE
Brookdale Living Communities of Illinois Huntley LLC	DE
Brookdale Living Communities of Missouri CC LLC	DE
Brookdale Living Communities of New York BPC Inc	DE
Brookdale Living Communities of North Carolina Inc	DE
Brookdale Living Communities of Ohio SP LLC	DE
Brookdale Living Communities of Pennsylvania ML Inc	DE
Brookdale Living Communities of Texas Club Hill LLC	DE
Brookdale Management Akron LLC	DE
Brookdale Management DP LLC	DE
Brookdale Management Holding LLC	DE
Brookdale Management II LLC	DE
Brookdale Management of California LLC	DE
Brookdale Management of Florida PO LLC	DE
Brookdale Management of Illinois GV LLC	DE
Brookdale Management of Texas LP	DE
Brookdale Operations LLC	DE
Brookdale Palce at Fall Creek LLC	DE
Brookdale Palce at Finneytown LLC	DE
Brookdale Place at Kenwood LLC	DE
Brookdale Place at Oakwood LLC	DE
Brookdale Place at Willow Lake LLC	DE
Brookdale Place of Albuquerque LLC	DE
Brookdale Place of Ann Arbor LLC	DE
Brookdale Place of Augusta LLC	DE
Brookdale Place of Bath LLC	DE
Brookdale Place of Colorado Springs LLC	DE
Brookdale Place of Englewood LLC	DE
Brookdale Place of South Charlotte LLC	DE
Brookdale Place of West Hartford LLC	DE
Brookdale Place of Wilton LLC	DE
Brookdale Place of Wooster LLC	DE
Brookdale Provident Management LLC	DE
Brookdale Provident Properties LLC	DE
Brookdale Real Estate LLC	DE
Brookdale Senior Housing LLC	DE
Brookdale Senior Living Communities Inc (f/k/a Alterra Healthcare Corporation)	DE
Brookdale Services of New Jersey CC LLC	DE
Brookdale Vehicle Holding LLC	DE
Brookdale Wellington Inc	DE
Brookdale Wellington Lessee Inc	DE
Burlington Manor ALZ LLC	NC
Burlington Manor LLC	NC

Carolina House of Asheboro LLC	NC
Carolina House of Bluffton LLC	NC
Carolina House of Cary LLC	NC
Carolina House of Chapel Hill LLC	NC
Carolina House of Charlotte LLC	NC
Carolina House of Durham LLC	NC
Carolina House of Elizabeth City LLC	NC
Carolina House of Florence LLC	NC
Carolina House of Forest City LLC	NC
Carolina House of Greenville LLC	NC
Carolina House of Hilton Head LLC	NC
Carolina House of Lexington LLC	NC
Carolina House of Morehead City LLC	NC
Carolina House of Reidsville LLC	NC
Carolina House of Smithfield LLC	NC
Carolina House of the Village of Pinehurst LLC	NC
Carolina House of Wake Forest LLC	NC
Clare Bridge of Carmel LLC	DE
Clare Bridge of Virginia Beach Estates LLC	DE
Cloverset Place LP	MO
CMCP Club Hill LP	TX
CMCP Island Lake LLC	DE
CMCP Montrose LLC	DE
CMCP Pinecastle LLC	DE
CMCP Properties Inc	DE
CMCP Roswell LLC	DE
CMCP Texas Inc	DE
CMCP Williamsburg LLC	DE
Crossings International Corporation	WA
Crossings Management Inc	WA
Cypress Arlington & Leawood JV LLC	DE
Cypress Arlington GP LLC	DE
Cypress Arlington LP	TX
Cypress Dallas & Ft. Worth JV LLC	DE
Cypress Dallas GP LLC	DE
Cypress Dallas LP	DE
Cypress Ft. Worth GP LLC	DE
Cypress Ft. Worth LP	DE
Cypress Leawood LLC	DE
Danville Place I LLC	VA
Danville Place Special Management LLC	NC
Denver Lowry JV Holding Company LLC	DE
Denver Lowry JV LLC	DE
Denver Lowry JV SPE LLC	DE
Eden Estates LLC	NC
FEBC ALT Holdings Inc	DE
FIT Ramsey LLC	DE
FIT REN Holdings GP Inc	DE

FIT REN LLC	DE
FIT REN Mirage Inn LP	DE
FIT REN Nohl Ranch LP	DE
FIT REN Oak Tree LP	DE
FIT REN Ocean House LP	DE
FIT REN Pacific Inn LP	DE
FIT REN Park LP	DE
FIT REN Paulin Creek LP	DE
FIT REN The Gables LP	DE
FIT REN The Lexington LP	DE
Flint Michigan Retirement Housing LLC	MI
Fort Austin Limited Partnership	TX
Fortress CCRC Acquisition LLC	DE
Freedom Group Lake Seminole Square Inc	TN
Freedom Group Naples Management Company Inc	TN
Freedom Village of Bradenton Holding Company LLC	DE
Freedom Village of Bradenton LLC	DE
Freedom Village of Holland Michigan	MI
Freedom Village of Sun City Center Ltd	FL
FV Bradenton Residential Properties LLC	DE
FV SPE LLC	DE
Gaston Manor LLC	NC
Gaston Place LLC	NC
Gastonia Village LLC	NC
Greensboro Manor LP	NC
Heartland Retirement Services Inc	WI
Hickory Manor LLC	NC
High Point Manor at Skeet Club LP	NC
High Point Manor LP	NC
High Point Place LLC	NC
Homewood at Brookmont Terrace LLC	TN
Innovative Senior Care Home Health of Boston LLC	DE
Innovative Senoir Care Home Health of Chicago LLC	DE
Innovative Senior Care Home Health of Detroit LLC	DE
Innovative Senior Care Home Health of Fort Walton Beach LLC	DE
Innovative Senior Care Home Health of Houston LLC	DE
Innovative Senior Care Home Health of Indianapolis LLC	DE
Innovative Senior Care Home Health of Los Angeles LLC	DE
Innovative Senior Care Home Health of Minneapolis LLC	DE
Innovative Senior Care Home Health of Nashville LLC	DE
Innovative Senior Care Home Health of Ocala LLC	DE
Innovative Senior Care Home Health of Ohio LLC	DE
Innovative Senior Care Home Health of Portland LLC	DE
Innovative Senior Care Home Health of Richmond LLC	DE
Innovative Senior Care Home Health of San Antonio LLC	DE
Innovative Senior Care Home Health of St. Louis LLC	DE
Innovative Senior Care Home Health of Seattle LLC	DE
Innovative Senior Care Home Health of Tampa LLC	DE

Innovative Senior Care Rehabilitation Agency of Los Angeles LLC	DE
KGC Operator Inc	DE
KGC Shoreline Operator Inc	DE
LaBarc LP	TN
Lake Seminole Square Management Company Inc	TN
Liberty Place Associates	VA
Niagara Nash Road LLC	NY
Palm Coast Health Care Inc	FL
Park Place Investments LLC	KY
Plaza Professional Pharmacy Inc	VA
Pomacy Corporation	DE
Reynolda Park LP	NC
Roswell Therapy Services LLC	DE
SALI Acquisition 1 A/GP LLC	NC
SALI Acquisition 1 A/LP LLC	NC
SALI Acquisition III/GP LLC	NC
SALI Acquisition III/LP LLC	NC
SALI Assets LLC	NC
SALI Management Advisors LLC	NC
SALI Management Services I LLC	NC
SALI Management Services II LLC	NC
SALI Management Services III LLC	NC
SALI Martinsville LLC	NC
SALI Monroe Square LLC	NC
SALI Tenant LLC	NC
SALI Williamsburg LLC	NC
Salisbury Gardens LLC	NC
Senior Services Insurance Limited	Cayman Islands
SHP ARC II LLC	DE
Southern Assisted Living Inc	NC
Statesville Manor LP	NC
Statesville Manor on Peachtree ALZ LLC	NC
Statesville Place LLC	NC
T Lakes LC	FL
Trinity Towers Limited Partnership	TN
Union Park LLC	NC
Weddington Park LP	NC
Wovencare Systems Inc	WI